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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 21, 2004

                               AROTECH CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                      0-23336             95-4302784
(State or other jurisdiction         (Commission          (IRS Employer
     of incorporation)                File Number)        Identification No.)

 632 Broadway, Suite 1200, New York, New York                  10012
   (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (646) 654-2107


          (Former name or former address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure.

         On January 7, 2004, we entered into an agreement to purchase all of the outstanding stock of FAAC Incorporated, a Michigan corporation ("FAAC"), from FAAC's existing shareholders, which we filed as an exhibit to our Current Report on Form 8-K filed with the SEC on January 9, 2004. The closing of this transaction took place on January 13, 2004. The consideration for our purchase consisted, inter alia, of our issuance to the former shareholders of FAAC of $2,000,000 in Arotech stock, which was issued under a prospectus supplement dated January 21, 2004 and filed with the SEC on that same date.

         The opinion of Lowenstein Sandler PC filed as Exhibit 5.1 herewith relates to the validity of the shares of Common Stock to be issued by us pursuant to the prospectus supplement dated January 21, 2004.

         In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we note that certain statements set forth in this Current Report on Form 8-K may constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties that may cause actual results to vary significantly. These risks and uncertainties include, but are not limited to, risks relating to: product and technology development; the uncertainty of the market for our products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders; significant future capital requirements; and other risk factors detailed in our most recent annual report on Form 10-K for the fiscal year ended December 31, 2002, as amended, our most recent Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange Commission. Readers should consider all of these risk factors as well as other information contained in this report.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits - The following documents are filed as exhibits to this report:

  Exhibit
  Number             Description
  ------             -----------
    5.1      Legal Opinion of Lowenstein Sandler PC

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AROTECH CORPORATION

                                            (Registrant)


                                     By:    /s/ Robert S. Ehrlich
                                            -----------------------------------
                                            Name:   Robert S. Ehrlich
                                            Title:  Chairman, President and CEO
Dated:   January 21, 2004

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                                  EXHIBIT INDEX


         The following exhibits are filed with the Current Report on Form 8-K.




  Exhibit
  Number                   Description
  ------                   -----------
    5.1  Legal Opinion of Lowenstein Sandler PC


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